UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10603

Western Asset Premier Bond Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira.

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2022

WESTERN ASSET

PREMIER BOND FUND

(WEA)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

Under normal market conditions, the Fund expects to invest substantially all (but at least 80%) of its total managed assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities, and at least 65% of its total managed assets in bonds that, at the time of purchase, are of investment grade quality. The Fund may invest up to 35% of its total managed assets in bonds of below investment grade quality (commonly referred to as “junk bonds”) at the time of purchase. The Fund may invest in securities or instruments other than bonds (including preferred stock) and may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S. dollar. The Fund may invest in a variety of derivative instruments for investment or risk management purposes. The Fund expects that the average effective duration of its portfolio will range between 3.5 and seven years, although this target duration may change from time to time. Trust preferred interests and capital securities are considered bonds and not preferred stock for purposes of the foregoing guidelines.

II	Western Asset Premier Bond Fund

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Premier Bond Fund for the six-month reporting period ended June 30, 2022. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 29, 2022

Western Asset Premier Bond Fund	III

Performance review

For the six months ended June 30, 2022, Western Asset Premier Bond Fund returned -18.08% based on its net asset value (“NAV”)i and -23.65% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg U.S. Corporate High Yield Indexii and the Bloomberg U.S. Credit Indexiii, returned -14.19% and -13.81%, respectively, for the same period. The Lipper Corporate BBB-Rated Debt Closed-End Funds (Leveraged) Category Averageiv returned -14.47% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.

During the six-month period, the Fund made distributions to shareholders totaling $0.40 per share. As of June 30, 2022, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2022. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2022 (unaudited)
Price Per Share	6-Month Total Return**
$11.38 (NAV)	-18.08	%†
$10.58 (Market Price)	-23.65	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

*

This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.franklintempleton.com.

IV	Western Asset Premier Bond Fund

Looking for additional information?

The Fund is traded under the symbol “WEA” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XWEAX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Premier Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 29, 2022

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common shares are traded on the NYSE. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, including credit, inflation and interest rate risks. As interest rates rise, bond prices fall, reducing the value of a fixed income investment’s price. The Fund may invest in high-yield bonds (commonly referred to as “junk” bonds), which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and social, political, and economic uncertainties which could result in significant volatility. These risks are magnified in emerging or developing markets.

Western Asset Premier Bond Fund	V

Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and sub-advisers.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii

The Bloomberg U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144A securities are also included.

iii	The Bloomberg U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

iv

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 9 funds in the Fund’s Lipper category.

VI	Western Asset Premier Bond Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the Fund’s portfolio as of June 30, 2022 and December 31, 2021 and does not include derivatives, such as forward foreign currency contracts. The Fund’s portfolio is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Premier Bond Fund 2022 Semi-Annual Report	1

Schedule of investments (unaudited)

June 30, 2022

Western Asset Premier Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 118.4%
Communication Services — 15.9%
Diversified Telecommunication Services — 2.4%
Altice France Holding SA, Senior Notes	6.000%	2/15/28	420,000	$298,895	(a)
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	510,000	428,941	(a)
Altice France SA, Senior Secured Notes	8.125%	2/1/27	430,000	396,525	(a)
Altice France SA, Senior Secured Notes	5.125%	7/15/29	760,000	576,190	(a)
Lumen Technologies Inc., Senior Notes	4.500%	1/15/29	1,050,000	784,465	(a)
Orange SA, Senior Notes	9.000%	3/1/31	600,000	775,092
Total Diversified Telecommunication Services				3,260,108
Entertainment — 0.2%
Netflix Inc., Senior Notes	6.375%	5/15/29	310,000	313,647
Interactive Media & Services — 0.3%
Match Group Holdings II LLC, Senior Notes	3.625%	10/1/31	500,000	394,725	(a)
Media — 9.0%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.250%	1/15/34	2,150,000	1,668,346	(a)
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	1,000,000	935,309
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	420,000	423,047
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	1,130,000	1,100,897
Comcast Corp.	2.350%	1/15/27	1,670,000	1,557,905
Comcast Corp., Senior Notes	7.050%	3/15/33	1,000,000	1,200,943
DirecTV Financing LLC/DirecTV Financing Co-Obligor Inc., Senior Secured Notes	5.875%	8/15/27	3,060,000	2,620,293	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	450,000	380,664
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,890,000	1,479,880
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	720,000	753,079
Total Media				12,120,363
Wireless Telecommunication Services — 4.0%
CSC Holdings LLC, Senior Notes	5.750%	1/15/30	270,000	197,162	(a)
CSC Holdings LLC, Senior Notes	4.625%	12/1/30	840,000	564,291	(a)
CSC Holdings LLC, Senior Notes	5.000%	11/15/31	690,000	466,159	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	420,000	442,894
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	36,202

See Notes to Financial Statements.

2	Western Asset Premier Bond Fund 2022 Semi-Annual Report

Western Asset Premier Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — continued
Sprint Corp., Senior Notes	7.875%	9/15/23	760,000		$785,840
T-Mobile USA Inc., Senior Notes	3.500%	4/15/31	1,140,000		986,630	(a)
VEON Holdings BV, Senior Notes	5.950%	2/13/23	570,000		468,540	(a)
VEON Holdings BV, Senior Notes	3.375%	11/25/27	200,000		105,800	(a)
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	1,040,000		842,400	(a)
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	500,000		498,165
Total Wireless Telecommunication Services					5,394,083
Total Communication Services					21,482,926
Consumer Discretionary — 17.2%
Auto Components — 1.8%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	580,000		509,887	(a)
Adient US LLC, Senior Secured Notes	9.000%	4/15/25	360,000		375,854	(a)
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	900,000		797,598
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	790,000		759,439	(a)
Total Auto Components					2,442,778
Automobiles — 4.1%
Daimler Finance North America LLC, Senior Notes	8.500%	1/18/31	1,000,000		1,266,700
Ford Motor Co., Senior Notes	9.000%	4/22/25	580,000		623,138
Ford Motor Co., Senior Notes	3.250%	2/12/32	1,250,000		939,219
Ford Motor Credit Co. LLC, Senior Notes	4.250%	9/20/22	200,000		199,947
General Motors Co., Senior Notes	5.400%	10/2/23	100,000		101,543
General Motors Co., Senior Notes	6.125%	10/1/25	130,000		134,584
General Motors Co., Senior Notes	4.200%	10/1/27	750,000		712,256
General Motors Co., Senior Notes	6.600%	4/1/36	140,000		141,984
Nissan Motor Co. Ltd., Senior Notes	4.810%	9/17/30	1,570,000		1,396,264	(a)
Total Automobiles					5,515,635
Diversified Consumer Services — 1.2%
APCOA Parking Holdings GmbH, Senior Secured Notes	4.625%	1/15/27	130,000	EUR	111,388	(b)
Carriage Services Inc., Senior Notes	4.250%	5/15/29	800,000		651,811	(a)
StoneMor Inc., Senior Secured Notes	8.500%	5/15/29	430,000		382,784	(a)
WW International Inc., Senior Secured Notes	4.500%	4/15/29	600,000		400,494	(a)
Total Diversified Consumer Services					1,546,477
Hotels, Restaurants & Leisure — 9.1%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	5.750%	4/15/25	250,000		251,875	(a)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2022 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

June 30, 2022

Western Asset Premier Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Carnival Corp., Senior Notes	7.625%	3/1/26	1,160,000		$901,175	(a)
Carnival Corp., Senior Notes	5.750%	3/1/27	570,000		413,655	(a)
Carrols Restaurant Group Inc., Senior Notes	5.875%	7/1/29	550,000		402,386	(a)
IRB Holding Corp., Senior Secured Notes	7.000%	6/15/25	430,000		421,572	(a)
Las Vegas Sands Corp., Senior Notes	3.900%	8/8/29	3,390,000		2,772,434
Marston’s Issuer PLC, Secured Notes (3 mo. GBP LIBOR + 2.669%)	3.607%	7/16/35	540,000	GBP	526,047	(b)(c)
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	240,000		145,208	(a)
NCL Corp. Ltd., Senior Notes	7.750%	2/15/29	130,000		99,644	(a)
Royal Caribbean Cruises Ltd., Senior Notes	5.375%	7/15/27	1,150,000		838,706	(a)
Royal Caribbean Cruises Ltd., Senior Notes	3.700%	3/15/28	710,000		452,029
Saga PLC, Senior Notes	3.375%	5/12/24	460,000	GBP	492,522	(b)
Saga PLC, Senior Notes	5.500%	7/15/26	300,000	GBP	319,300	(b)
Sands China Ltd., Senior Notes	3.100%	3/8/29	410,000		290,805	(a)
Sands China Ltd., Senior Notes	3.250%	8/8/31	1,340,000		887,495	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	510,000		410,489	(a)
Wheel Bidco Ltd., Senior Secured Notes	6.750%	7/15/26	250,000	GBP	244,549	(a)
Wynn Macau Ltd., Senior Notes	4.875%	10/1/24	1,010,000		752,450	(a)
Wynn Macau Ltd., Senior Notes	5.500%	10/1/27	200,000		129,727	(a)
Wynn Macau Ltd., Senior Notes	5.125%	12/15/29	1,000,000		622,270	(a)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Notes	7.750%	4/15/25	990,000		964,760	(a)
Total Hotels, Restaurants & Leisure					12,339,098
Household Durables — 0.8%
Lennar Corp., Senior Notes	5.000%	6/15/27	430,000		426,803
Lennar Corp., Senior Notes	4.750%	11/29/27	250,000		242,951
Newell Brands Inc., Senior Notes	4.875%	6/1/25	420,000		414,399
Total Household Durables					1,084,153
Specialty Retail — 0.2%
Party City Holdings Inc., Senior Secured Notes	8.750%	2/15/26	480,000		323,474	(a)
Total Consumer Discretionary					23,251,615
Consumer Staples — 3.8%
Beverages — 1.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.700%	2/1/36	1,540,000		1,477,848
Food & Staples Retailing — 1.1%
Bellis Acquisition Co. PLC, Senior Secured Notes	3.250%	2/16/26	140,000	GBP	132,929	(b)
CVS Pass-Through Trust	5.789%	1/10/26	170,754		175,515	(a)

See Notes to Financial Statements.

4	Western Asset Premier Bond Fund 2022 Semi-Annual Report

Western Asset Premier Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Food & Staples Retailing — continued
CVS Pass-Through Trust	7.507%	1/10/32	296,445	$323,406	(a)
CVS Pass-Through Trust, Secured Trust	5.880%	1/10/28	238,725	251,272
CVS Pass-Through Trust, Secured Trust	6.943%	1/10/30	276,705	294,797
CVS Pass-Through Trust, Senior Secured Trust	6.036%	12/10/28	257,066	263,932
Total Food & Staples Retailing				1,441,851
Food Products — 0.9%
Kraft Heinz Foods Co., Senior Notes	5.500%	6/1/50	340,000	327,166
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	920,000	882,607	(a)
Total Food Products				1,209,773
Tobacco — 0.7%
Altria Group Inc., Senior Notes	2.450%	2/4/32	1,000,000	754,141
Reynolds American Inc., Senior Notes	5.850%	8/15/45	260,000	218,610
Total Tobacco				972,751
Total Consumer Staples				5,102,223
Energy — 23.3%
Energy Equipment & Services — 0.4%
Sunnova Energy Corp., Senior Notes	5.875%	9/1/26	570,000	496,736	(a)
Oil, Gas & Consumable Fuels — 22.9%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	545,650
Burlington Resources LLC, Senior Notes	7.400%	12/1/31	450,000	541,866
Continental Resources Inc., Senior Notes	3.800%	6/1/24	560,000	553,417
Continental Resources Inc., Senior Notes	4.375%	1/15/28	210,000	197,795
Continental Resources Inc., Senior Notes	4.900%	6/1/44	250,000	197,306
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	400,000	366,762
Ecopetrol SA, Senior Notes	5.875%	9/18/23	45,000	45,196
Ecopetrol SA, Senior Notes	5.375%	6/26/26	750,000	695,700
Ecopetrol SA, Senior Notes	7.375%	9/18/43	280,000	228,973
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,510,000	1,713,075
Energy Transfer LP, Junior Subordinated Notes (6.625% to 2/15/28 then 3 mo. USD LIBOR + 4.155%)	6.625%	2/15/28	610,000	451,486	(c)(d)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	1,660,000	1,428,682	(c)(d)
EOG Resources Inc., Senior Notes	3.150%	4/1/25	2,250,000	2,214,556
EQM Midstream Partners LP, Senior Notes	7.500%	6/1/30	280,000	269,433	(a)
EQT Corp., Senior Notes	3.900%	10/1/27	1,050,000	978,826
EQT Corp., Senior Notes	5.000%	1/15/29	1,260,000	1,221,772
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	770,000	693,585	(a)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2022 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2022

Western Asset Premier Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	190,000	$221,899
Kinder Morgan Inc., Senior Notes	5.550%	6/1/45	1,500,000	1,415,897
Lukoil International Finance BV, Senior Notes	4.750%	11/2/26	600,000	366,456	(a)
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	490,000	534,071	(a)
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	250,000	246,767
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	1,460,000	1,453,744
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	1,000,000	971,000	(e)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	920,000	857,086
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	1,270,000	983,774	(a)
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	360,000	206,690
Range Resources Corp., Senior Notes	5.000%	3/15/23	280,000	278,365
Range Resources Corp., Senior Notes	4.875%	5/15/25	190,000	185,660
Range Resources Corp., Senior Notes	8.250%	1/15/29	300,000	306,356
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	350,000	309,535	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	440,000	449,114
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	1,850,000	1,858,246
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Secured Notes	8.500%	10/15/26	280,000	252,045	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	250,000	256,506
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	20,000	20,443
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	1,000,000	1,105,541
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,750,000	1,656,349	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	300,000	264,639	(a)
Western Midstream Operating LP, Senior Notes	4.550%	2/1/30	2,200,000	1,909,149
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	100,000	80,807
Western Midstream Operating LP, Senior Notes	5.750%	2/1/50	1,680,000	1,354,095
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	60,000	60,529
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	443,000	510,073
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	39,000	48,732
YPF SA, Senior Notes	8.500%	7/28/25	630,000	428,113	(a)
Total Oil, Gas & Consumable Fuels				30,935,761
Total Energy				31,432,497

See Notes to Financial Statements.

6	Western Asset Premier Bond Fund 2022 Semi-Annual Report

Western Asset Premier Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Financials — 28.8%
Banks — 20.1%
Banco Mercantil del Norte SA, Junior Subordinated Notes (6.625% to 1/24/32 then 10 year Treasury Constant Maturity Rate + 5.034%)	6.625%	1/24/32	360,000	$294,660	(a)(c)(d)
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	2,200,000	2,170,664
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,159,000	1,170,639
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	550,000	541,750	(c)(d)
Barclays PLC, Subordinated Notes	5.200%	5/12/26	1,000,000	997,846
BBVA Bancomer SA, Subordinated Notes (5.125% to 1/17/28 then 5 year Treasury Constant Maturity Rate + 2.650%)	5.125%	1/18/33	660,000	559,990	(a)(c)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year ICE Swap Rate + 5.150%)	7.375%	8/19/25	510,000	505,228	(a)(c)(d)
BPCE SA, Subordinated Notes	5.150%	7/21/24	1,000,000	1,000,789	(a)
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	900,000	836,641	(c)(d)
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	500,000	468,510	(c)(d)
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	500,000	499,985
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	800,000	768,213
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,000,000	1,094,832
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	1,080,000	1,109,997	(a)(c)(d)
HSBC Holdings PLC, Junior Subordinated Notes (6.000% to 5/22/27 then USD 5 year ICE Swap Rate + 3.746%)	6.000%	5/22/27	400,000	359,500	(c)(d)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	1,130,000	1,026,138	(c)(d)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	1,320,000	1,260,734	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	2,070,000	1,975,150	(a)
Intesa Sanpaolo SpA, Subordinated Notes (4.198% to 6/1/31 then 1 year Treasury Constant Maturity Rate + 2.600%)	4.198%	6/1/32	400,000	293,357	(a)(c)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2022 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2022

Western Asset Premier Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
JPMorgan Chase & Co., Junior Subordinated Notes (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	2,600,000	$2,443,922	(c)(d)
JPMorgan Chase & Co., Junior Subordinated Notes (6.100% to 10/1/24 then 3 mo. USD LIBOR + 3.330%)	6.100%	10/1/24	400,000	373,770	(c)(d)
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	500,000	478,348
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	1,500,000	1,472,243
NatWest Group PLC, Subordinated Notes	6.000%	12/19/23	150,000	152,782
NatWest Group PLC, Subordinated Notes	5.125%	5/28/24	1,330,000	1,337,184
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	140,000	142,906
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	1,000,000	916,430	(a)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	740,000	680,716	(a)(c)
Wells Fargo & Co., Junior Subordinated Notes (5.900% to 6/15/24 then 3 mo. USD LIBOR + 3.110%)	5.900%	6/15/24	2,500,000	2,266,750	(c)(d)
Total Banks				27,199,674
Capital Markets — 4.5%
Charles Schwab Corp., Junior Subordinated Notes (4.000% to 12/1/30 then 10 year Treasury Constant Maturity Rate + 3.079%)	4.000%	12/1/30	1,300,000	1,002,300	(c)(d)
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year ICE Swap Rate + 4.332%)	7.250%	9/12/25	1,770,000	1,538,129	(a)(c)(d)
Credit Suisse Group AG, Junior Subordinated Notes (9.750% to 12/23/27 then 5 year Treasury Constant Maturity Rate + 6.383%)	9.750%	6/23/27	620,000	634,725	(a)(c)(d)
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	1,750,000	1,680,378
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	1,250,000	1,220,778	(a)(c)(d)
Total Capital Markets				6,076,310
Diversified Financial Services — 3.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.000%	10/29/28	1,840,000	1,551,605
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.300%	1/30/32	500,000	400,760

See Notes to Financial Statements.

8	Western Asset Premier Bond Fund 2022 Semi-Annual Report

Western Asset Premier Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Ahold Lease USA Inc. Pass-Through-Trust, Senior Secured Notes	8.620%	1/2/25	151,652	$161,236
GE Capital International Funding Co. Unlimited Co., Senior Notes	4.418%	11/15/35	500,000	467,636
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	1,696,626	1,289,868	(a)(f)
Huarong Finance 2019 Co. Ltd., Senior Notes	2.500%	2/24/23	200,000	195,500	(b)
Huarong Finance 2019 Co. Ltd., Senior Notes	2.125%	9/30/23	200,000	190,600	(b)
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	700,000	701,355
Total Diversified Financial Services				4,958,560
Insurance — 0.5%
MetLife Inc., Junior Subordinated Notes	10.750%	8/1/39	500,000	664,183
Total Financials				38,898,727
Health Care — 7.8%
Health Care Providers & Services — 4.9%
Centene Corp., Senior Notes	3.375%	2/15/30	2,440,000	2,076,233
CVS Health Corp., Senior Notes	3.750%	4/1/30	1,000,000	936,366
HCA Inc., Senior Secured Notes	4.500%	2/15/27	1,000,000	962,259
HCA Inc., Senior Secured Notes	4.125%	6/15/29	550,000	502,009
Humana Inc., Senior Notes	3.950%	3/15/27	1,200,000	1,178,102
Legacy LifePoint Health LLC, Senior Secured Notes	6.750%	4/15/25	330,000	319,461	(a)
Tenet Healthcare Corp., Secured Notes	6.250%	2/1/27	670,000	618,075	(a)
Total Health Care Providers & Services				6,592,505
Pharmaceuticals — 2.9%
Bausch Health Cos. Inc., Senior Secured Notes	5.750%	8/15/27	370,000	307,100	(a)
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	242,000	233,793
Bristol-Myers Squibb Co., Senior Notes	4.625%	5/15/44	250,000	246,977
Par Pharmaceutical Inc., Senior Secured Notes	7.500%	4/1/27	330,000	251,839	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	575,000	567,166
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	6.000%	4/15/24	760,000	750,500
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	780,000	642,139
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	5.125%	5/9/29	1,046,000	864,341
Total Pharmaceuticals				3,863,855
Total Health Care				10,456,360

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2022 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2022

Western Asset Premier Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Industrials — 13.3%
Aerospace & Defense — 4.0%
Avolon Holdings Funding Ltd.	3.250%	2/15/27	750,000		$653,600	(a)
Boeing Co., Senior Notes	3.200%	3/1/29	750,000		649,650
Boeing Co., Senior Notes	3.625%	2/1/31	2,550,000		2,203,643
Boeing Co., Senior Notes	6.125%	2/15/33	600,000		604,778
Boeing Co., Senior Notes	3.750%	2/1/50	500,000		353,770
TransDigm Inc., Senior Secured Notes	8.000%	12/15/25	920,000		932,139	(a)
Total Aerospace & Defense					5,397,580
Airlines — 5.4%
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.500%	4/20/26	430,000		396,589	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.750%	4/20/29	570,000		488,587	(a)
Delta Air Lines Inc., Senior Notes	3.800%	4/19/23	1,100,000		1,090,798
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	310,000		287,080
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	260,000		260,285
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	1,490,000		1,510,178	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	340,000		321,433	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	920,000		906,959	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	1,169,999		1,202,911	(a)
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	80,000		68,136	(a)
United Airlines Pass-Through Trust	4.875%	1/15/26	763,600		726,263
Total Airlines					7,259,219
Building Products — 1.5%
Standard Industries Inc., Senior Notes	5.000%	2/15/27	1,870,000		1,671,737	(a)
Standard Industries Inc., Senior Notes	4.750%	1/15/28	511,000		438,315	(a)
Total Building Products					2,110,052
Commercial Services & Supplies — 0.7%
CoreCivic Inc., Senior Notes	8.250%	4/15/26	930,000		908,666
Industrial Conglomerates — 0.2%
General Electric Co., Junior Subordinated Notes (3 mo. USD LIBOR + 3.330%)	5.159%	9/15/22	260,000		228,787	(c)(d)
Machinery — 0.2%
Cellnex Finance Co. SA, Senior Notes	2.000%	2/15/33	500,000	EUR	349,277	(b)
Trading Companies & Distributors — 1.3%
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	750,000		608,445	(a)

See Notes to Financial Statements.

10	Western Asset Premier Bond Fund 2022 Semi-Annual Report

Western Asset Premier Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Trading Companies & Distributors — continued
United Rentals North America Inc., Secured Notes	3.875%	11/15/27	1,000,000	$931,790
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	80,000	78,584
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	110,000	104,245
Total Trading Companies & Distributors				1,723,064
Total Industrials				17,976,645
Information Technology — 1.8%
Communications Equipment — 0.1%
CommScope Inc., Senior Notes	7.125%	7/1/28	170,000	129,455	(a)
Semiconductors & Semiconductor Equipment — 0.3%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.125%	1/15/25	500,000	492,582
Technology Hardware, Storage & Peripherals — 1.4%
Seagate HDD Cayman, Senior Notes	4.750%	1/1/25	1,220,000	1,195,731
Seagate HDD Cayman, Senior Notes	4.875%	6/1/27	260,000	246,772
Western Digital Corp., Senior Notes	4.750%	2/15/26	430,000	411,534
Total Technology Hardware, Storage & Peripherals				1,854,037
Total Information Technology				2,476,074
Materials — 3.9%
Chemicals — 0.7%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	920,000	864,080	(b)
Containers & Packaging — 0.0%††
Pactiv LLC, Senior Notes	7.950%	12/15/25	50,000	44,313
Metals & Mining — 1.9%
Anglo American Capital PLC, Senior Notes	4.125%	9/27/22	210,000	210,058	(a)
ArcelorMittal SA, Senior Notes	7.000%	10/15/39	430,000	434,590
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	220,000	215,146
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	580,000	537,822
Teck Resources Ltd., Senior Notes	6.000%	8/15/40	210,000	211,009
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	940,000	1,002,435
Total Metals & Mining				2,611,060
Paper & Forest Products — 1.3%
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	950,000	961,989	(a)
Suzano Austria GmbH, Senior Notes	3.750%	1/15/31	1,000,000	810,210
Total Paper & Forest Products				1,772,199
Total Materials				5,291,652

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2022 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2022

Western Asset Premier Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate — 1.3%
Equity Real Estate Investment Trusts (REITs) — 1.3%
Diversified Healthcare Trust, Senior Notes	9.750%	6/15/25	120,000	$118,548
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	1,500,000	1,375,065
Service Properties Trust, Senior Notes	4.375%	2/15/30	290,000	193,926
Total Real Estate				1,687,539
Utilities — 1.3%
Electric Utilities — 0.8%
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	700,000	787,301
Pampa Energia SA, Senior Notes	7.500%	1/24/27	280,000	232,873	(a)
Total Electric Utilities				1,020,174
Independent Power and Renewable Electricity Producers — 0.5%
Minejesa Capital BV, Senior Secured Notes	4.625%	8/10/30	810,000	729,729	(a)
Total Utilities				1,749,903
Total Corporate Bonds & Notes (Cost — $164,458,114)				159,806,161
Sovereign Bonds — 10.2%
Angola — 0.2%
Angolan Government International Bond, Senior Notes	8.750%	4/14/32	400,000	321,201	(a)
Argentina — 0.5%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	43,394	9,976
Provincia de Buenos Aires, Senior Notes, Step bond (3.900% to 9/1/22 then 5.250%)	3.900%	9/1/37	468,827	140,500	(a)
Provincia de Cordoba, Senior Notes	6.875%	12/10/25	200,000	153,250	(a)
Provincia de Cordoba, Senior Notes	6.990%	6/1/27	560,000	366,100	(a)
Total Argentina				669,826
Chile — 1.1%
Chile Government International Bond, Senior Notes	3.100%	5/7/41	1,960,000	1,496,167
Colombia — 0.4%
Colombia Government International Bond, Senior Notes	3.125%	4/15/31	750,000	554,282
Dominican Republic — 0.2%
Dominican Republic International Bond, Senior Notes	4.875%	9/23/32	380,000	293,336	(a)
Indonesia — 2.2%
Indonesia Government International Bond, Senior Notes	4.125%	1/15/25	300,000	299,239	(a)

See Notes to Financial Statements.

12	Western Asset Premier Bond Fund 2022 Semi-Annual Report

Western Asset Premier Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Indonesia Government International Bond, Senior Notes	3.850%	7/18/27	300,000		$294,728	(a)
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	2,420,000		2,317,009
Total Indonesia					2,910,976
Mexico — 2.4%
Mexican Bonos, Bonds	5.750%	3/5/26	33,080,000	MXN	1,464,026
Mexico Government International Bond, Senior Notes	3.750%	1/11/28	500,000		479,861
Mexico Government International Bond, Senior Notes	3.500%	2/12/34	1,560,000		1,292,443
Total Mexico					3,236,330
Panama — 2.0%
Panama Government International Bond, Senior Notes	2.252%	9/29/32	3,400,000		2,659,335
Peru — 1.0%
Peruvian Government International Bond, Senior Notes	2.783%	1/23/31	1,540,000		1,313,080
Russia — 0.2%
Russian Federal Bond — OFZ	7.750%	9/16/26	61,630,000	RUB	100,849	*(g)
Russian Federal Bond — OFZ	7.050%	1/19/28	79,160,000	RUB	129,535	*(g)
Russian Federal Bond — OFZ	6.900%	5/23/29	15,790,000	RUB	25,838	*(g)
Total Russia					256,222
Total Sovereign Bonds (Cost — $16,206,980)					13,710,755
U.S. Government & Agency Obligations — 9.3%
U.S. Government Obligations — 9.3%
U.S. Treasury Notes	1.625%	5/31/23	1,250,000		1,235,742	(e)
U.S. Treasury Notes	2.750%	8/31/23	1,400,000		1,397,047	(e)
U.S. Treasury Notes	2.875%	9/30/23	2,500,000		2,498,486	(e)
U.S. Treasury Notes	2.125%	3/31/24	1,500,000		1,478,262	(e)
U.S. Treasury Notes	2.875%	6/15/25	750,000		747,070
U.S. Treasury Notes	2.250%	11/15/25	2,000,000		1,948,594	(e)
U.S. Treasury Notes	1.875%	2/28/27	3,500,000		3,322,608	(e)
Total U.S. Government & Agency Obligations (Cost — $12,658,843)					12,627,809
Senior Loans — 5.1%
Communication Services — 0.4%
Media — 0.4%
Charter Communications Operating LLC, Term Loan B2 (1 mo. USD LIBOR + 1.750%)	3.420%	2/1/27	487,469		465,969	(c)(h)(i)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2022 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2022

Western Asset Premier Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Discretionary — 2.4%
Hotels, Restaurants & Leisure — 2.4%
Hilton Worldwide Finance LLC, Refinance Term Loan B2 (1 mo. USD LIBOR + 1.750%)	3.374%	6/22/26	3,363,291	$3,241,220	(c)(h)(i)
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Southwestern Energy Co., Initial Term Loan (3 mo. Term SOFR + 2.500%)	4.704%	6/22/27	746,250	727,594	(c)(h)(i)
Industrials — 1.8%
Airlines — 1.8%
Delta Air Lines Inc., Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	10/20/27	650,000	647,562	(c)(h)(i)
Mileage Plus Holdings LLC, Initial Term Loan (3 mo. USD LIBOR + 5.250%)	7.313%	6/21/27	1,770,000	1,753,185	(c)(h)(i)
Total Industrials				2,400,747
Total Senior Loans (Cost — $6,933,410)				6,835,530
Asset-Backed Securities — 2.2%
American Home Mortgage Investment Trust, 2007-A 4A (1 mo. USD LIBOR + 0.900%)	2.524%	7/25/46	439,176	144,243	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M1 (1 mo. USD LIBOR + 0.800%)	2.424%	3/25/37	357,475	340,685	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M4 (1 mo. USD LIBOR + 1.500%)	3.124%	3/25/37	36,980	37,018	(a)(c)
Bear Stearns Asset Backed Securities Trust, 2006-SD3 1PO, STRIPS, PO	0.000%	8/25/36	189,669	159,385
CWABS Asset Backed Notes Trust, 2007-SEA2 1A1 (1 mo. USD LIBOR + 2.000%)	3.624%	8/25/47	2,375	2,361	(a)(c)
Financial Asset Securities Corp. AAA Trust, 2005-1A 1A3B (1 mo. USD LIBOR + 0.410%)	2.062%	2/27/35	157,214	145,204	(a)(c)
GSAMP Trust, 2003-SEA2 A1, Step bond	5.421%	7/25/33	441,915	418,517
Indymac Manufactured Housing Contract Pass- Through Certificates, 1997-1 A5	6.970%	2/25/28	16,408	16,296
Morgan Stanley ABS Capital I Inc. Trust, 2004- HE7 M1 (1 mo. USD LIBOR + 0.900%)	2.524%	8/25/34	890,416	854,022	(c)
Morgan Stanley ABS Capital I Inc. Trust Series, 2003-SD1 A1 (1 mo. USD LIBOR + 1.000%)	2.624%	3/25/33	5,781	5,640	(c)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	6/15/32	17,677	17,581	(c)

See Notes to Financial Statements.

14	Western Asset Premier Bond Fund 2022 Semi-Annual Report

Western Asset Premier Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Origen Manufactured Housing Contract Trust, 2006-A A2	2.705%	10/15/37	405,284	$409,240	(c)
Origen Manufactured Housing Contract Trust, 2007-A A2	3.485%	4/15/37	515,791	482,478	(c)
Total Asset-Backed Securities (Cost — $2,739,440)				3,032,670
Convertible Bonds & Notes — 1.2%
Communication Services — 0.7%
Media — 0.7%
DISH Network Corp., Senior Notes	3.375%	8/15/26	1,370,000	928,860
Industrials — 0.5%
Airlines — 0.5%
Spirit Airlines Inc., Senior Notes	1.000%	5/15/26	800,000	725,200
Total Convertible Bonds & Notes (Cost — $1,924,669)				1,654,060
Collateralized Mortgage Obligations (j) — 1.0%
Banc of America Funding Trust, 2004-B 6A1	2.125%	12/20/34	153,583	130,099	(c)
Bear Stearns ALT-A Trust, 2004-3 A1 (1 mo. USD LIBOR + 0.640%)	2.264%	4/25/34	52,694	51,016	(c)
CHL Mortgage Pass-Through Trust, 2005-7 1A1 (1 mo. USD LIBOR + 0.540%)	2.164%	3/25/35	220,517	203,583	(c)
Fannie Mae Trust, 2004-W15 1A2	6.500%	8/25/44	57,590	61,486
Impac CMB Trust Series, 2004-10 2A (1 mo. USD LIBOR + 0.640%)	2.264%	3/25/35	57,555	53,064	(c)
Impac CMB Trust Series, 2005-2 2A2 (1 mo. USD LIBOR + 0.800%)	2.424%	4/25/35	24,633	22,416	(c)
MAFI II Remic Trust, 1998-BI B1	5.645%	11/20/24	130,300	107,429	(c)
MERIT Securities Corp., 2011PA B3 (1 mo. USD LIBOR + 2.250%)	3.883%	9/28/32	455,149	407,084	(a)(c)
Prime Mortgage Trust, 2005-2 2XB, IO	1.743%	10/25/32	1,076,616	75,674	(c)
Prime Mortgage Trust, 2005-5 1X, IO	1.096%	7/25/34	1,342,364	42,479	(c)
RAMP Series Trust, 2005-SL2 APO, STRIPS, PO	0.000%	2/25/32	2,091	1,738
Regal Trust IV, 1999-1 A (11th District Cost of Funds + 1.500%)	1.742%	9/29/31	1,288	1,247	(a)(c)
Sequoia Mortgage Trust, 2003-2 A2 (6 mo. USD LIBOR + 0.680%)	2.713%	6/20/33	5,627	5,392	(c)
Sequoia Mortgage Trust, 2004-10 A1A (1 mo. USD LIBOR + 0.620%)	2.215%	11/20/34	4,466	4,118	(c)
Structured Asset Securities Corp., 1998-RF2 A	4.739%	7/15/27	72,979	72,802	(a)(c)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2022 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2022

Western Asset Premier Bond Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 2003-9A 2A2	2.340%	3/25/33	36,882	$36,530	(c)
WaMu Mortgage Pass-Through Certificates Series Trust, 2004-AR6 A (1 mo. USD LIBOR + 0.840%)	2.464%	5/25/44	22,332	22,258	(c)
Total Collateralized Mortgage Obligations (Cost — $1,090,998)				1,298,415

		Expiration Date	Warrants
Warrants — 0.0%††
Financials — 0.0%††
Capital Markets — 0.0%††
EG Acquisition Corp., Class A Shares (Cost — $9,613)		5/28/28	10,040	1,455	*

	Rate		Shares
Preferred Stocks — 0.0%††
Financials — 0.0%††
Diversified Financial Services — 0.0%††
Corporate Backed Trust Certificates (Cost — $0)	7.375%		33,900	509	*(g)
Total Investments before Short-Term Investments (Cost — $206,022,067)				198,967,364
Short-Term Investments — 1.9%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $2,588,495)	1.316%		2,588,495	2,588,495	(k)
Total Investments** — 149.3% (Cost — $208,610,562)				201,555,859
Liabilities in Excess of Other Assets — (49.3)%				(66,584,634)
Total Net Assets — 100.0%				$134,971,225

See Notes to Financial Statements.

16	Western Asset Premier Bond Fund 2022 Semi-Annual Report

Western Asset Premier Bond Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

**	Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(g)	The coupon payment on this security is currently in default as of June 30, 2022.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(k)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At June 30, 2022, the total market value of investments in Affiliated Companies was $2,588,495 and the cost was $2,588,495 (Note 8).

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2022 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2022

Western Asset Premier Bond Fund

Abbreviation(s) used in this schedule:

EUR	— Euro

GBP	— British Pound

ICE	— Intercontinental Exchange

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

PIK	— Payment-In-Kind

PO	— Principal Only

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

At June 30, 2022, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Deutsche Bank Securities	1.430%	5/24/2022	8/24/2022	$12,017,039	U.S. Government & Agency Obligations	$11,949,088
Goldman Sachs & Co.	1.900%	6/24/2022	TBD***	901,624	Corporate Bonds & Notes	994,958
					Cash	108,000
				$12,918,663		$13,052,046

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	Including accrued interest.

***

TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements. The rates for these agreements are variable. The rate disclosed is the rate as of June 30, 2022.

At June 30, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	30,000	USD	37,008	Goldman Sachs Group Inc.	7/19/22	$(478)
GBP	85,000	USD	104,029	Goldman Sachs Group Inc.	7/19/22	(527)
USD	211,670	EUR	200,000	Goldman Sachs Group Inc.	7/19/22	1,821
USD	578,995	EUR	529,028	Goldman Sachs Group Inc.	7/19/22	23,914
USD	2,142,339	GBP	1,639,767	Goldman Sachs Group Inc.	7/19/22	145,640
Total						$170,370

See Notes to Financial Statements.

18	Western Asset Premier Bond Fund 2022 Semi-Annual Report

Western Asset Premier Bond Fund

Abbreviation(s) used in this table:

EUR	— Euro

GBP	— British Pound

USD	— United States Dollar

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2022 Semi-Annual Report	19

Statement of assets and liabilities (unaudited)

June 30, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $206,022,067)	$198,967,364
Investments in affiliated securities, at value (Cost — $2,588,495)	2,588,495
Foreign currency, at value (Cost — $311,812)	337,939
Cash	8,119
Interest receivable	2,821,887
Receivable for securities sold	1,370,784
Unrealized appreciation on forward foreign currency contracts	171,375
Deposits with brokers for open reverse repurchase agreements	108,000
Dividends receivable from affiliated investments	2,224
Other receivables	298
Prepaid expenses	137
Total Assets	206,376,622

Liabilities:
Loan payable (Note 5)	57,500,000
Payable for open reverse repurchase agreements (Note 3)	12,918,663
Distributions payable	783,130
Investment management fee payable	73,815
Interest expense payable	22,251
Administration fee payable	21,752
Accrued foreign capital gains tax	1,443
Unrealized depreciation on forward foreign currency contracts	1,005
Trustees’ fees payable	389
Accrued expenses	82,949
Total Liabilities	71,405,397
Total Net Assets	$134,971,225

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 11,865,600 shares issued and outstanding	$156,301,491
Total distributable earnings (loss)	(21,330,266)
Total Net Assets	$134,971,225

Shares Outstanding	11,865,600

Net Asset Value	$11.38

See Notes to Financial Statements.

20	Western Asset Premier Bond Fund 2022 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2022

Investment Income:
Interest	$6,141,682
Dividends from unaffiliated investments	20,938
Dividends from affiliated investments	4,292
Less: Foreign taxes withheld	(7,000)
Total Investment Income	6,159,912

Expenses:
Investment management fee (Note 2)	610,037
Interest expense (Notes 3 and 5)	373,696
Audit and tax fees	34,766
Legal fees	20,302
Transfer agent fees	18,526
Trustees’ fees	18,104
Fund accounting fees	14,887
Commitment fees (Note 5)	14,581
Excise tax (Note 1)	6,544
Stock exchange listing fees	6,194
Shareholder reports	6,012
Custody fees	1,706
Insurance	399
Miscellaneous expenses	3,555
Total Expenses	1,129,309
Less: Fee waivers and/or expense reimbursements (Note 2)	(838)
Net Expenses	1,128,471
Net Investment Income	5,031,441

Realized and Unrealized Gain (Loss) on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(6,986,463)
Forward foreign currency contracts	120,399
Foreign currency transactions	(23,635)
Net Realized Loss	(6,889,699)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(28,535,372)	†
Forward foreign currency contracts	153,449
Foreign currencies	27,370
Change in Net Unrealized Appreciation (Depreciation)	(28,354,553)
Net Loss on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions	(35,244,252)
Decrease in Net Assets From Operations	$(30,212,811)

†	Net of change in accrued foreign capital gains tax of $1,443.

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2022 Semi-Annual Report	21

Statements of changes in net assets

For the Six Months Ended June 30, 2022 (unaudited) and the Year Ended December 31, 2021	2022	2021

Operations:
Net investment income	$5,031,441	$10,277,449
Net realized gain (loss)	(6,889,699)	1,148,539
Change in net unrealized appreciation (depreciation)	(28,354,553)	(8,366,148)
Increase (Decrease) in Net Assets From Operations	(30,212,811)	3,059,840

Distributions to Shareholders From (Note 1):
Total distributable earnings	(4,698,778)	(9,396,192)
Decrease in Net Assets From Distributions to Shareholders	(4,698,778)	(9,396,192)

Fund Share Transactions:
Reinvestment of distributions (0 and 2,263 shares issued, respectively)	—	32,850
Increase in Net Assets From Fund Share Transactions	—	32,850
Decrease in Net Assets	(34,911,589)	(6,303,502)

Net Assets:
Beginning of period	169,882,814	176,186,316
End of period	$134,971,225	$169,882,814

See Notes to Financial Statements.

22	Western Asset Premier Bond Fund 2022 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2022

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(30,212,811)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of portfolio securities	(95,727,474)
Sales of portfolio securities	99,869,363
Net purchases, sales and maturities of short-term investments	(1,648,413)
Net amortization of premium (accretion of discount)	(771,505)
Increase in receivable for securities sold	(1,370,784)
Increase in interest receivable	(120,558)
Decrease in prepaid expenses	398
Decrease in other receivables	16,898
Increase in dividends receivable from affiliated investments	(2,200)
Decrease in payable for securities purchased	(1,407,868)
Decrease in investment management fee payable	(12,827)
Decrease in Trustees’ fees payable	(149)
Decrease in administration fee payable	(3,758)
Increase in interest expense payable	16,996
Increase in accrued expenses	13,670
Net realized loss on investments	6,986,463
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency contracts	28,381,923
Net Cash Provided in Operating Activities*	4,007,364

Cash Flows from Financing Activities:
Distributions paid on common shares (net of distributions payable)	(3,915,648)
Decrease in payable for open reverse repurchase agreements	(256,523)
Net Cash Used by Financing Activities	(4,172,171)
Net Decrease in Cash and Restricted Cash	(164,807)
Cash and restricted cash at beginning of period	618,865
Cash and restricted cash at end of period	$454,058

*	Included in operating expenses is $386,103 paid for interest and commitment fees on borrowings.

The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

June 30, 2022
Cash	$346,058
Restricted cash	108,000
Total cash and restricted cash shown in the Statement of Cash Flows	$454,058

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations for reverse repurchase agreements. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2022 Semi-Annual Report	23

Financial highlights

For a common share outstanding throughout each year ended December 31, unless otherwise noted:
	2022[1,2]	2021[1]	2020[1]	2019[1]	2018[1]	2017[1]

Net asset value, beginning of period	$14.32	$14.85	$14.66	$13.00	$14.51	$13.88

Income (loss) from operations:
Net investment income	0.42	0.87	0.87	0.82	0.75	0.81
Net realized and unrealized gain (loss)	(2.96)	(0.61)	0.10	1.63	(1.47)	0.69
Total income (loss) from operations	(2.54)	0.26	0.97	2.45	(0.72)	1.50

Less distributions from:
Net investment income	(0.40) [3]	(0.79)	(0.79)	(0.79)	(0.79)	(0.87)
Total distributions	(0.40)	(0.79)	(0.79)	(0.79)	(0.79)	(0.87)
Anti-dilutive impact of repurchase plan	—	—	0.01 [4]	—	—	—

Net asset value, end of period	$11.38	$14.32	$14.85	$14.66	$13.00	$14.51

Market price, end of period	$10.58	$14.33	$14.17	$14.65	$12.09	$13.81
Total return, based on NAV[5,6]	(18.08)%	1.80%	7.28%	19.22%	(5.13)%	11.03%
Total return, based on Market Price[7]	(23.65)%	6.87%	2.64%	28.35%	(6.85)%	13.50%

Net assets, end of period (millions)	$135	$170	$176	$175	$155	$173

Ratios to average net assets:
Gross expenses	1.49%[8]	1.22%	1.50%	2.14%	1.93%	1.58%
Net expenses[9]	1.49 [8,10]	1.22 [10]	1.50	2.14	1.93	1.58
Net investment income	6.66 [8]	5.93	6.24	5.78	5.49	5.66

Portfolio turnover rate	44%	32%	55%	47%	106%	70%

Supplemental data:
Loan Outstanding, End of Period (000s)	$57,500	$57,500	$57,500	$57,000	$57,000	$58,000
Asset Coverage Ratio for Loan Outstanding[11]	335%	395%	406%	406%	372%	398%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[11]	$3,347	$3,954	$4,064	$4,063	$3,715	$3,979
Weighted Average Loan (000s)	$57,500	$57,500	$57,448	$57,000	$56,803	$58,000
Weighted Average Interest Rate on Loan	1.16%	0.80%	1.48%	3.09%	2.72%	1.79%

See Notes to Financial Statements.

24	Western Asset Premier Bond Fund 2022 Semi-Annual Report

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2022 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]	The repurchase plan was completed at an average repurchase price of $10.38 for 44,671 shares and $462,743 for the year ended December 31, 2020.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]

The investment adviser has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2022 Semi-Annual Report	25

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment company. The Fund commenced investment operations on March 28, 2002. The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the

26	Western Asset Premier Bond Fund 2022 Semi-Annual Report

effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Premier Bond Fund 2022 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$159,806,161	—	$159,806,161
Sovereign Bonds	—	13,710,755	—	13,710,755
U.S. Government & Agency Obligations	—	12,627,809	—	12,627,809
Senior Loans	—	6,835,530	—	6,835,530
Asset-Backed Securities	—	3,032,670	—	3,032,670
Convertible Bonds & Notes	—	1,654,060	—	1,654,060
Collateralized Mortgage Obligations	—	1,298,415	—	1,298,415
Warrants	—	1,455	—	1,455
Preferred Stocks	—	509	—	509
Total Long-Term Investments	—	198,967,364	—	198,967,364
Short-Term Investments†	$2,588,495	—	—	2,588,495
Total Investments	$2,588,495	$198,967,364	—	$201,555,859
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$171,375	—	$171,375
Total	$2,588,495	$199,138,739	—	$201,727,234

28	Western Asset Premier Bond Fund 2022 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$1,005	—	$1,005

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

Western Asset Premier Bond Fund 2022 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

(d) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(e) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will pledge cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(f) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

30	Western Asset Premier Bond Fund 2022 Semi-Annual Report

(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Western Asset Premier Bond Fund 2022 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment adviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

32	Western Asset Premier Bond Fund 2022 Semi-Annual Report

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of June 30, 2022, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,005. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Western Asset Premier Bond Fund 2022 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. During the period, the Fund paid $20,544 of federal income taxes attributable to calendar year 2021, of which $6,544 was accrued during the period.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. As of June 30, 2022, there were $1,443 of capital gains tax liabilities accrued on unrealized gains.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

34	Western Asset Premier Bond Fund 2022 Semi-Annual Report

2. Investment management agreement and other transactions with affiliates

The Fund has a management agreement with Western Asset Management Company, LLC (“Western Asset”). Pursuant to the terms of the management agreement, the Fund pays Western Asset an annual fee, payable monthly, in an amount equal to 0.55% of the average weekly value of the Fund’s total managed assets. “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). Pursuant to a Portfolio Management Agreement between Western Asset and Western Asset Management Company Limited (“Western London”), Western Asset pays monthly a portion of the fees it receives from the Fund to Western London at an annual rate of 0.425% of the average weekly value of the Fund’s total managed assets that Western London manages. Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) and Western Asset Management Company Ltd (“Western Asset Japan”) are additional investment advisers to the Fund under portfolio management agreements between Western Asset and Western Asset Singapore, and Western Asset and Western Asset Japan.

Western Asset Singapore and Western Asset Japan provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments in Asia (excluding Japan) and Japan, respectively.

Under the terms of the administration services agreement between Western Asset and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), Western Asset pays LMPFA a monthly fee at an annual rate of 0.125% of the Fund’s average weekly total managed assets, subject to a monthly minimum fee of $12,500.

The investment adviser has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).

During the six months ended June 30, 2022, fees waived and/or expenses reimbursed amounted to $838, all of which included an affiliated money market fund waiver.

LMPFA, Western Asset, Western London, Western Asset Singapore and Western Asset Japan are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

During periods in which the Fund utilizes financial leverage, the fees paid to the investment adviser will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Trustee of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.

Western Asset Premier Bond Fund 2022 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

3. Investments

During the six months ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$89,283,519	$6,443,955
Sales	93,500,122	6,369,241

At June 30, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$208,610,562	$4,447,942	$(11,502,645)	$(7,054,703)
Forward foreign currency contracts	—	171,375	(1,005)	170,370

Transactions in reverse repurchase agreements for the Fund during the six months ended June 30, 2022 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$13,006,547	0.568%	$13,175,186

*	Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.140% to 1.900% during the six months ended June 30, 2022. Interest expense incurred on reverse repurchase agreements totaled $37,152.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2022.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$171,375

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$1,005

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

36	Western Asset Premier Bond Fund 2022 Semi-Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$120,399
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$153,449

During the six months ended June 30, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$25,407
Forward foreign currency contracts (to sell)	2,770,310

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of June 30, 2022.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Goldman Sachs Group Inc.	$171,375	$(1,005)	$170,370	—	$170,370

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

Western Asset Premier Bond Fund 2022 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

5. Loan

The Fund has a revolving credit agreement with National Australia Bank Limited (“Credit Agreement”) that allows the Fund to borrow up to an aggregate amount of $72,000,000. The Credit Agreement automatically renews daily for a six month term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee at an annual rate of 0.20%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the prime rate, federal funds rate or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien granted to National Australia Bank Limited, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. For the six months ended June 30, 2022, the Fund incurred a commitment fee in the amount of $14,581. Interest expense related to this loan for the six months ended June 30, 2022 was $336,278. For the six months ended June 30, 2022, the Fund had an average daily loan balance outstanding of $57,500,000 and the weighted average interest rate was 1.16%. At June 30, 2022, the Fund had $57,500,000 of borrowings outstanding.

6. Distributions subsequent to June 30, 2022

The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/23/2022	7/1/2022	$0.0660
7/22/2022	8/1/2022	$0.0660
8/24/2022	9/1/2022	$0.0660
9/23/2022	10/3/2022	$0.0660

7. Share repurchase program

On November 20, 2015, the Fund announced that the Fund’s Board of Trustees (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common shares when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase its common shares at such times and in such amounts as management reasonably believes may enhance shareholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended June 30, 2022 and the year ended December 31, 2021, the Fund did not repurchase any shares.

Since the commencement of the share repurchase program through June 30, 2022, the Fund repurchased 44,671 shares or 0.38% of its common shares outstanding for a total amount of $462,743.

38	Western Asset Premier Bond Fund 2022 Semi-Annual Report

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the six months ended June 30, 2022. The following transactions were effected in such company for the six months ended June 30, 2022.

	Affiliate Value at December 31, 2021	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$912,279	$24,724,360	24,724,360	$23,048,144	23,048,144

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at June 30, 2022
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$4,292	—	$2,588,495

9. Deferred capital losses

As of December 31, 2021, the Fund had deferred capital losses of $8,417,368, which have no expiration date, that will be available to offset future taxable capital gains.

10. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Western Asset Premier Bond Fund 2022 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

11. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

*  *  *

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Fund could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively

40	Western Asset Premier Bond Fund 2022 Semi-Annual Report

impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion. At June 30, 2022, the Fund had 0.46% of its net assets invested in securities with significant economic risk or exposure to Russia.

Western Asset Premier Bond Fund 2022 Semi-Annual Report	41

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Trustees (the “Executive and Contracts Committee”) considered the Investment Management Agreement between the Fund and Western Asset Management Company, LLC (“Western Asset”) and the following subadvisory agreements with respect to the Fund (collectively, the “Agreements”) (i) a subadvisory agreement between Western Asset and Western Asset Management Company Limited (“WAML”) with respect to the Fund, (ii) a subadvisory agreement between Western Asset and Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) with respect to the Fund, and (iii) a subadvisory agreement between Western Asset and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML, the “Non-U.S. Advisers,” and together with Western Asset, the “Advisers”) with respect to the Fund at a meeting held on April 19, 2022. At an in-person meeting held on May 12, 2022, the Executive and Contracts Committee reported to the full Board of Trustees their considerations and recommendation with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

The Trustees noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Trustees primarily focused on the information provided by Western Asset when considering the approval of the Agreements between Western Asset and the Non-U.S. Advisers.

In arriving at their decision to approve the renewal of the Agreements, the Trustees met with representatives of the Advisers, including relevant investment advisory personnel; considered a variety of information prepared by the Advisers, materials provided by Broadridge and advice and materials provided by counsel to the Independent Trustees; reviewed performance and expense information for peer groups of comparable funds and certain other comparable products available from Western Asset or affiliates of Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings (and various committee meetings) with respect to the Fund’s performance and other relevant matters, such as information on public trading in the Fund’s shares and differences between the Fund’s share price and net asset value per share, and related discussions with the Advisers’ personnel. The information received and considered by the Board both in conjunction with the May meeting and at prior meetings was both written and oral.

42	Western Asset Premier Bond Fund

As part of their review, the Trustees examined the Advisers’ ability to provide high quality investment management services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the risks to the Advisers associated with sponsoring the Fund (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Advisers’ risk management processes); the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund, and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future, including their business reputations, financial conditions and operational stabilities. Based on the foregoing, the Trustees concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of the Advisers’ senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Advisers and their affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Advisers. The Board recognized the importance of having a fund manager with significant resources.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed comparisons of the performance of the Fund to the performance of a group of BBB-rated corporate debt (leveraged) funds and the Bloomberg U.S. Corporate High Yield Index (the “Index”). The Trustees noted that the performance of the Fund exceeded the performance of the peer group median for the 3-, 5- and 10-year periods ended December 31, 2021 and was below the performance of its peer group median for the 1-year period ended December 31, 2021. The Board further noted that the Fund’s performance exceeded the performance of the Index for the 3-, 5- and 10-year periods ended December 31, 2021 and trailed that of its benchmark index for the 1-year period ended December 31, 2021. The Trustees considered the factors involved in the Fund’s performance relative to the performance of the Index and peer group. The Trustees concluded that the Advisers’ management of the Fund would continue to be in the best interests of the shareholders.

The Trustees also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly managed funds as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Trustees also noted that the Fund does not pay any management fees directly to any of the Non-U.S. Advisers because Western Asset pays the Non-U.S. Advisers for services provided to the Fund out of the management fee Western Asset receives from the Fund. The Trustees noted that the Fund’s expense peer

Western Asset Premier Bond Fund	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

group consisted of the Fund and a group of BBB-rated corporate debt (leveraged) funds and high yield (leveraged) funds. The Trustees noted that, when measured as a percentage of net assets (including assets attributable to leverage) for its most recently completed fiscal year, the Fund’s advisory fee paid to Western Asset was below the median of the advisory fees paid by funds in its peer group and that the Fund’s total expenses was below the median in its peer group. The Trustees also noted that, when measured as a percentage of net assets (net of leverage) for its most recently completed fiscal year, the Fund’s advisory fee paid to Western Asset was below the median of the total expenses of the funds in its peer group and that the Fund’s total expenses was below the median of the total expenses of the funds in its peer group. They noted that Western Asset did not manage other directly comparable accounts, however the management fee paid by the Fund was generally higher than the fees paid by other clients of the Non-U.S. Advisers with the most similar investment strategies to the Fund. They considered that Western Asset was responsible for payment of the management fee to the Non-U.S. Advisers and that the administrative and operational responsibilities for the Non-U.S. Advisers with respect to the Fund were also relatively higher. In light of these differences, the Trustees concluded that the management fee paid by the Fund relative to the fees paid by the Non-U.S. Advisers’ other clients was reasonable.

The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationships with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and Legg Mason Partners Funds Advisor, LLC, the Fund’s administrator, and certain other service providers for the Fund. In that connection, the Board considered that the ancillary benefits that the Advisers receive were reasonable. The Trustees noted that Western Asset does not have soft dollar arrangements.

Finally, the Trustees considered, in light of the profitability information provided by Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Trustees concluded that because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Advisers. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory

44	Western Asset Premier Bond Fund

contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and each Trustee may have attributed different weight to the various factors in evaluating the Agreements. The foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Advisers; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Premier Bond Fund	45

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Premier Bond Fund was held on May 16, 2022, for the purpose of considering and voting upon the proposal presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:

Election of Trustees

Nominees	FOR	WITHHELD
Robert Abeles, Jr.	8,805,754	197,368
Jane F. Dasher	8,802,300	200,822
Anita L. DeFrantz	8,796,284	206,838
Susan B. Kerley	8,806,572	196,550
Michael Larson	8,828,284	174,838
Ronald L. Olson	8,833,788	169,334
Avedick B. Poladian	8,818,286	184,836
William E.B. Siart	8,804,318	198,804
Jaynie Miller Studenmund	8,773,915	229,207
Peter J. Taylor	8,799,159	203,963
Jane Trust	8,817,803	185,319

At June 30, 2022, the Trustees of the Fund were Robert Abeles, Jr., Jane F. Dasher, Anita L. DeFrantz, Susan B. Kerley, Michael Larson, Ronald L. Olson, Avedick B. Poladian, William E.B. Siart, Jaynie Miller Studenmund, Peter J. Taylor and Jane Trust.

46	Western Asset Premier Bond Fund

Dividend reinvestment plan (unaudited)

The Fund and Computershare Inc. (“Agent”), as the Transfer Agent and Registrar of the Fund, offer a convenient way to add shares of the Fund to your account. The Fund offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) on the common shares are automatically invested in shares of the Fund unless the shareholder elects otherwise by contacting the Agent at the address set forth below. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to participate in the Plan.

As a participant in the Dividend Reinvestment Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the NAV of a Fund share, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of the Fund through a broker on the open market. The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare. Registered shareholder may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to terminate participation in the Plan.

Western Asset Premier Bond Fund	47

Dividend reinvestment plan (unaudited) (cont’d)

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year. Inquiries regarding the Plan, as well as notices of termination, should be directed to Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202. Investor Relations Telephone number 1-888-888-0151.

48	Western Asset Premier Bond Fund

Western Asset

Premier Bond Fund

Trustees

Robert Abeles, Jr

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Marc A. De Oliveira

Secretary and Chief Legal Officer

Thomas C. Mandia

Senior Vice President

Jeanne M. Kelly

Senior Vice President

Western Asset Premier Bond Fund

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment advisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Custodian

The Bank of New York Mellon

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

New York Stock Exchange Symbol

WEA

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker, dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Premier Bond Fund

Western Asset Premier Bond Fund

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102 or visit the Fund’s website at www.franklintempleton.com.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.

This report is transmitted to the shareholders of Western Asset Premier Bond Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX012842 8/22 SR22-4489

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Premier Bond Fund

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 26, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	August 26, 2022